    As filed with the Securities and Exchange Commission on February 27, 2004


                                                      1933 Act File No. 2-96738
                                                      1940 Act File No. 811-4253
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 25


                                       AND


                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 26


                     MFS(R) GOVERNMENT LIMITED MATURITY FUND
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, Including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)

[_] immediately upon filing pursuant to paragraph (b)


[_] on [DATE] pursuant to paragraph (b)


[_] 60 days after filing pursuant to paragraph (a)(i)


[X] on April 29, 2004 pursuant to paragraph (a)(i)


[_] 75 days after filing pursuant to paragraph (a)(ii)
[_] on [DATE] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

                     MFS(R)GOVERNMENT LIMITED MATURITY FUND


                    SUPPLEMENT TO THE MAY 1, 2004 PROSPECTUS

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated May 1, 2004. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.


You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.

1.    RISK RETURN SUMMARY

      PERFORMANCE TABLE. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. PLEASE NOTE THAT YOU WILL FIND PERFORMANCE RETURNS, AFTER THE DEDUCTION OF CERTAIN TAXES, FOR CLASS A SHARES OF THE FUND, TOGETHER WITH RETURNS OF ONE OR MORE BROAD MEASURES OF MARKET PERFORMANCE, IN THE PERFORMANCE TABLE OF THE PROSPECTUS. The table is supplemented as follows:


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2003):



Returns Before Taxes   1 YEAR   5 YEARS   10 YEARS
--------------------   ------   -------   --------
  Class I shares         1.05%     5.17%      5.08%


The fund commenced operations on September 26, 1988, with the offering of class A shares and subsequently offered class I shares on January 2, 1997. Performance for class I shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to reflect that class I shares bear no sales charges, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in lower performance than class I shares would have experienced had they been offered for the entire period.

2.    EXPENSE SUMMARY

      EXPENSE TABLE. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:


                                                                                             CLASS I
                                                                                             -------
        Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
          of offering price)..............................................................    None
        Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
          price or redemption proceeds, whichever is less)................................    None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


          Management Fees..........................................   0.40%

          Distribution and Service (12b-1) Fees....................   0.00%

          Other Expenses...........................................   0.26%
                                                                      ----

          Total Annual Fund Operating Expenses(1)..................   0.66%


----------


(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these expense reductions been taken into account, "Total Annual Fund Operating Expenses" would have been 0.65%.

EXAMPLE OF EXPENSES. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The "Example of Expenses" table is supplemented as follows:


      SHARE CLASS      YEAR 1   YEAR 3   YEAR 5   YEAR 10
      --------------   ------   ------   ------   -------

      Class I shares      $67     $211     $368      $822


3.    DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

     o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates; and

     o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

4.    HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:


You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). Subject to the fund's Exchange Limitation Policies as described in the prospectus, you may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.    FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

FINANCIAL HIGHLIGHTS - CLASS I SHARES

FOR YEARS ENDED 12/31


                                                   2003       2002      2001      2000      1999
CLASS I
Net asset value - beginning of period             $ 8.58     $ 8.36    $ 8.24    $ 8.12    $ 8.40
INCOME FROM INVESTMENT OPERATIONS#^
    Net investment income                         $ 0.26     $ 0.36    $ 0.43    $ 0.50    $ 0.51
    Net realized and unrealized gain (loss) on
       investments                                 (0.17)      0.23      0.16      0.12     (0.31)
                                                  ------     ------    ------    ------    ------
Total from investment operations                  $ 0.09     $ 0.59    $ 0.59    $ 0.62    $ 0.20
                                                  ------     ------    ------    ------    ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
    From net investment income                    $(0.35)    $(0.27)   $(0.43)   $(0.50)   $(0.48)
    In excess of net investment income                --      (0.10)    (0.04)       --        --
                                                  ------     ------    ------    ------    ------
    From paid-in capital                              --++++     --        --        --        --
                                                  ------     ------    ------    ------    ------
Total distributions declared to shareholders      $(0.35)    $(0.37)   $(0.47)   $(0.50)   $(0.48)
                                                  ------     ------    ------    ------    ------
Net asset value - end of period                   $ 8.32     $ 8.58    $ 8.36    $ 8.24    $ 8.12
                                                  ------     ------    ------    ------    ------
Total return (%)                                    1.05       7.26      7.29      8.00      2.46
RATIOS (%) (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
   DATA:
Expenses##                                          0.04###    0.64      0.66      0.66      0.66
Net investment income^                              3.17       4.10      5.13      6.30      5.91
Portfolio turnover                                   133        144       100       152       165
Net assets at end of period (000 Omitted)         $   --+++  $   --+++ $   --+++ $   --+++ $   --+++


----------


^           As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
            Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by
            0.44%. Per share, ratios and supplemental data for periods prior to
            January 1, 2001 have not been restated to reflect this change in presentation.
+++         Net assets were less than $500.00
++++        Per share amount was less than $0.01.
#           Per share data are based on average shares outstanding.
##          Ratios do not reflect reductions from fees paid indirectly.
###         Expense ratio is not in correlation with contractual fee arrangement due to the small size of Class I assets. MFS is Class I's sole shareholder.



                   THE DATE OF THIS SUPPLEMENT IS MAY 1, 2004.

Class A Shares
Class B Shares
Class C Shares
--------------------------------------------------------------------------------

MFS(R) GOVERNMENT LIMITED MATURITY FUND                        PROSPECTUS 5/1/04

This Prospectus describes the MFS Government Limited Maturity Fund. The investment objective of the fund is to preserve capital and provide high current income (compared to a portfolio entirely invested in money market instruments).


TABLE OF CONTENTS
--------------------------------------------------------------------------------


RISK RETURN SUMMARY                                                         1
--------------------------------------------------------------------------------
EXPENSE SUMMARY                                                             7
--------------------------------------------------------------------------------
CERTAIN INVESTMENT STRATEGIES AND RISKS                                     9
--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND                                                     10
--------------------------------------------------------------------------------
DESCRIPTION OF SHARE CLASSES                                               11
--------------------------------------------------------------------------------
HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES                                14
--------------------------------------------------------------------------------
INVESTOR SERVICES AND PROGRAMS                                             19
--------------------------------------------------------------------------------
OTHER INFORMATION                                                          21
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                       24
--------------------------------------------------------------------------------
APPENDIX A-INVESTMENT TECHNIQUES AND PRACTICES                            A-1


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

----------------------
I RISK RETURN SUMMARY
----------------------

o   INVESTMENT OBJECTIVE

    The fund's investment objective is to preserve capital and provide high current income (compared to a portfolio entirely invested in money market instruments). The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The fund invests, under normal market conditions, at least 80% of its net assets in U.S. government securities that have limited maturities. These securities include:


    o U.S. government securities are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities such as the Student Loan Marketing Association, Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") and obligations fully collateralized or otherwise fully secured by such entities.

    Although U.S. government sponsored agencies or instrumentalities may be chartered or sponsored by Congress, they are not funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. Securities issued by the U.S. government and its agencies or instrumentalities in which the fund may generally invest include:

    o U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to 10 years); and U.S. Treasury bonds (generally maturities of greater than 10 years), each of which are backed by the full faith and credit of the U.S. government.

    o obligations issued or guaranteed by U.S. government agencies, authorities or instrumentalities, some of which are:

        >   backed by the full faith and credit of the U.S. Treasury;

        > supported by the right of the issuer to borrow from the U.S. government, for example, obligations of Federal Home Loan Banks;

        > backed only by the credit of the issuer itself, for example, obligations of the Student Loan Marketing Association; and

        > supported by the discretionary authority of the U.S. government to purchase the agency's obligations, for example, obligations of the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation (no assurance can be given that the U.S. government will provide financial support to these entities because it is not obligated by law, in certain instances, to do so).


    Fixed income securities with limited maturities may include:

    o   securities with remaining maturities of 5 years or less;

    o   securities with estimated remaining average lives of 5 years or less; or

    o securities with a "duration" of 5 years or less (the fund determines the duration of a fixed income security by taking the present value of all its future principal and interest payments and calculating the dollar-weighted average time until those payments will be received).

      The fund also may invest up to 20% of its net assets in privately issued mortgage securities rated in one of the two highest rating categories by a nationally recognized credit rating agency.

      In order to make the fund an eligible investment for federal credit unions and national banks, the fund will invest only in securities and other instruments that are eligible for investment by such institutions, and will also generally be managed so as to qualify as an eligible investment for such institutions. The fund will seek to comply with all investment limitations applicable to federal credit unions.

      In selecting fixed income investments for the fund, the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets.

      The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

      The principal risks of investing in the fund are:

    o   U.S. Government Securities Risk

        > Interest Rate Risk: As with any fixed income security, the prices of U.S. government securities in the fund's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of fixed income securities (including U.S. government securities) in the fund's portfolio will generally rise.

        > Maturity Risk: Interest rate risk will generally affect the price of a fixed income security (including a U.S. government security) more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities (including U.S. government securities) with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the fund's fixed income investments will affect the volatility of the fund's share price.


    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.


    o   Mortgage-Backed Securities

        >   Maturity Risk:


            + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, car loan receivables or credit card receivables, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.


                > When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                > When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage- backed securities may decrease more than prices of other fixed income securities when interest rates rise. The fund may hold securities that are not "limited maturity" securities due to the effects of maturity extension risk.

            + Collateralized Mortgage Obligations: The fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.


        > Credit Risk: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.


    o Active or Frequent Trading Risk: The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains; as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

    o As with any mutual fund, you could lose money on your investment in the fund.

      An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


o   BAR CHART AND PERFORMANCE TABLE


    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o for class A shares, returns before the deduction of taxes and returns after the deduction of certain taxes.

      The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future.


    BAR CHART


    The bar chart shows changes in the annual total returns of the fund's class A shares. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.


              1994                 (0.75)%
              1995                 10.36%
              1996                  2.98%
              1997                  6.30%
              1998                  6.34%
              1999                  2.31%
              2000                  7.57%
              2001                  7.00%
              2002                  5.76%
              2003                  0.73%

      During the period shown in the bar chart, the highest quarterly return was 3.20% (for the calendar quarter ended September 30, 1998) and the lowest quarterly return was (1.64)% (for the calendar quarter ended March 31, 1994).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund, before the deduction of taxes ("Returns Before Taxes"), compare to a broad measure of market performance and one or more other market indicators and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable) and the reinvestment of distributions. In addition, for class A shares, this table shows class A average annual total returns:


    o after the deduction of taxes on distributions made on class A shares, such as capital gains and income distributions ("Class A Shares" Return After Taxes on Distributions"); and

    o after the deduction of taxes on both distributions made on class A shares and redemption of class A shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("Class A Shares" Return After Taxes on Distributions and Sale of Class A Shares").


    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED DECEMBER 31, 2003)
    ..........................................................................

                                                1 Year    5 Years  10 Years

    RETURNS BEFORE TAXES

    Class B Shares, with CDSC (Declining Over
      Six Years From the End of the Calendar Month
      of Purchase) From 4% to 0%                    (3.94)%      3.48%     3.95%
    Class C Shares, with CDSC (1% for First Year
      From the End of the Calendar Month of
      Purchase)                                     (1.11)%      3.73%     3.95%
    Class A Shares, with Initial Sales Charge
      (2.50%)                                       (1.78)%      4.11%     4.54%

    RETURNS AFTER TAXES (CLASS A SHARES ONLY)

    Class A Shares' Return After Taxes on
      Distributions, with Initial Sales Charge
      (2.50%)                                       (3.09)%      2.10%     2.27%
    Class A Shares' Return After Taxes on
      Distributions and Sale of Class A Shares,
      with Initial Sales Charge (2.50)%             (1.16)%      2.24%     2.42%

    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

    Lehman Brothers 1-3 Year Gov't Index*+            2.01%      5.51%     5.73%
    Lipper Average Short Term U.S. Government

    Fund Average**                                    1.27%      4.63%     4.98%

    ------
   + Source: Standard & Poor's Micropal, Inc.

   * The Lehman Brothers One-to-Three Year Government Index measures performance of the Short-term (1-3 years) government bond market.
  ** The Lipper Average Short Term U.S. Government Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in the Lipper Average Short Term U.S. Government Fund Average category which have similar investment objectives to the fund, and does not reflect the deduction of sales charges.

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.

      All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.


      The fund commenced investment operations on September 26, 1988, with the offering of class A shares, and subsequently offered class B shares on September 7, 1993 and class C shares on August 1, 1994. Performance for share classes offered after class A shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class, and lower performance for share classes with lower operating expenses than the initial share class.

      If you would like the fund's current yield, contact the MFS Service Center at the toll-free number set forth on the back cover page.

-------------------
II EXPENSE SUMMARY
-------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund.

    SHAREHOLDER FEES (fees paid directly from your investment):
    ..........................................................................
                                                 CLASS A    CLASS B   CLASS C
    Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering price)    2.50%      0.00%     0.00%

    Maximum Deferred Sales Charge (Load) (as a
    percentage of original purchase price or
    redemption proceeds, whichever is less) .....See Below(1)   4.00%     1.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ...........................................................................


    Management Fees .............................    0.40%      0.40%     0.40%
    Distribution and Service (12b-1) Fees(2) ....    0.15%      0.93%     1.00%
    Other Expenses...............................    0.26%      0.26%     0.26%
                                                     -----      -----     -----
    Total Annual Fund Operating Expenses(3) .....    0.81%      1.59%     1.66%

    ------
(1) For class A only, an initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months (CDSC will age one month on the last day of the month of purchase, and each subsequent month).
(2) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to: 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee); and 1.00% for each of class B and class C shares
    (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. As reflected in the table, the class A distribution fee and a portion of the class A service fee are currently not being imposed but may equal up to 0.20% annually with approval by the board of trustees which oversees the fund. A portion of the class B service fee is currently not being imposed upon the sale of class B shares after the first year but may equal up to 0.10% annually with approval by the board of trustees which oversees the fund.
(3) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements
    (which would also have the effect of reducing the fund's expenses).
    Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Total Annual Fund Operating
    Expenses" would be: class A shares 0.80%; class B shares 1.58%; and class C shares 1.65%.


o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o   The fund's operating expenses remain the same.

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                        YEAR 1     YEAR 3    YEAR 5   YEAR 10
    --------------------------------------------------------------------------


    Class A shares                          $331       $502     $  688    $1,227

    Class B shares(1)
      Assuming redemption at end of
        period                              $562       $802     $1,066    $1,680
      Assuming no redemption                $162       $502     $  866    $1,680

    Class C shares
      Assuming redemption at end of
        period                              $269       $523     $  902    $1,965
      Assuming no redemption                $169       $523     $  902    $1,965


    ------
    (1) Class B shares convert to class A shares approximately eight years after purchase; therefore years nine and ten reflect class A expenses.

--------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
--------------------------------------------


o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    The fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the fund may engage including the principal investment techniques and practices described above are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While the fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.


o   ACTIVE OR FREQUENT TRADING

    The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from the fund's performance.

--------------------------
IV MANAGEMENT OF THE FUND
--------------------------

o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $140.3 billion as of December 31, 2003. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution. For the fiscal year ended December 31, 2003, the fund paid MFS an aggregate management fee as set forth in the "Expense Summary."


o   PORTFOLIO MANAGER


    The fund is managed by the MFS Fixed Income Strategy Group, a team of portfolio managers comprised of: James J. Calmas, Joseph C. Flaherty, Jr., Michael W. Roberge, James T. Swanson and Peter C. Vaream, each an MFS Senior Vice President and Matthew W. Ryan, an MFS Vice President. These individuals have all been the fund's portfolio managers since August 2003 and have been employed in the MFS investment management area since: Mr. Calmas - 1988, Mr. Flaherty - 1993, Mr. Roberge - 1996, Mr. Ryan - 1997, Mr. Swanson - 1985 and Mr. Vaream - 1992.

      Members of the team may change from time to time, and a current list of team members is available on the MFS website at www.mfs.com.

o   ADMINISTRATOR


    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the fund for a portion of the costs it incurs in providing these services.

o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the fund, for which it receives compensation from the fund.

-------------------------------
V DESCRIPTION OF SHARE CLASSES
-------------------------------


    The fund offers class A, B and C shares through this prospectus. The fund also offers an additional class of shares, class I shares, which are made available through a separate prospectus supplement provided to the investors eligible to purchase them.


o   SALES CHARGES


    You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are reduced or waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from MFS or MFD. These commissions and concessions are described in the SAI.


o   CLASS A SHARES


    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within 12 months (CDSC will age one month on the last day of the month of purchase, and each subsequent month). Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.


    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:

                                                  SALES CHARGE* AS PERCENTAGE OF
                                                  -----------------------------
                                                    Offering        Net Amount
    Amount of Purchase                                Price          Invested

    Less than $50,000                                  2.50%           2.56%
    $50,000 but less than $100,000                     2.25%           2.30%
    $100,000 but less than $250,000                    2.00%           2.04%
    $250,000 but less than $500,000                    1.75%           1.78%
    $500,000 but less than $1,000,000                  1.50%           1.52%
    $1,000,000 or more                                None**          None**

    ------
    * Because of rounding in the calculation of offering price, actual sales charges may be more or less than those calculated using the percentages above.
    ** A CDSC will apply to such purchases, as discussed below.


    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares (or with respect to certain retirement plans, if MFD determines in its sole discretion that the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) will equal or exceed $1 million within a reasonable period of time). However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase (CDSC will age one month on the last day of the month of purchase, and each subsequent month).


o   CLASS B SHARES


    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years from the end of the calendar month of purchase, you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.


    The CDSC is imposed according to the following schedule:

                                                             CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                           SALES CHARGE
    ----------------------------------------------------------------------------
    First                                                            4%
    Second                                                           4%
    Third                                                            3%
    Fourth                                                           3%
    Fifth                                                            2%
    Sixth                                                            1%
    Seventh and following                                            0%

    If you hold class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

o   CLASS C SHARES


    You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year from the end of the calendar month of purchase, you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.

o   CALCULATION OF CDSC


    As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:

    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class B and C shares on or after January 1, 1993, made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

      No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

o   DISTRIBUTION AND SERVICE FEES

    The fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares, and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to: 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee); and 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. The class A distribution fee and a portion of the class A service fee are currently not being imposed but may equal up to 0.20% annually with approval by the board of trustees which oversees the fund. A portion of the class B service fee is currently not being imposed upon the sale of class B shares after the first year but may equal up to 0.10% annually with approval by the board of trustees which oversees the fund.

-----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
-----------------------------------------------

    You may purchase, exchange and redeem class A, B and C shares of the fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."

o   HOW TO PURCHASE SHARES

    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is generally $1,000, except for IRAs, for which the minimum initial investment is $250 per account. In the following circumstances, the minimum initial investment is only $50 per account:

    o   if you establish an automatic investment plan;

    o   if you establish an automatic exchange plan; or

    o   if you establish an account under either:

        > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

        >   employer sponsored investment programs.


        You may not invest $1,000,000 or more in class C shares per transaction. Class C shares are not available for purchase by any retirement plan qualified under Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the MFS Corporate Plan Services 401(k) Plan.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:


    o   send a check with the returnable portion of your statement;

    o   ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.


    VERIFICATION OF IDENTITY. The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund may not be able to open your account. The fund must also take certains steps to verify that the account information you provided is correct. The fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the net asset value next calculated after the account is closed. Any applicable CDSC and/or redemption fee will be assessed.


o   HOW TO EXCHANGE SHARES

    You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.


      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges. In addition, class A shares may be exchanged for shares of the MFS Money Market Fund (subject to any limitation applicable to the purchase of that fund's shares as disclosed in its prospectus).

      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and policies described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Exchange Limitation Policies." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.


o   HOW TO REDEEM SHARES


    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).


      Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

    REDEEMING DIRECTLY THROUGH MFSC


    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. You must elect this privilege on your account application if you wish to use telephone redemptions. If you have elected this privilege, you will be responsible for losses that result from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify your identity.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.


    o ELECTRONICALLY. You can have shares redeemed from your account and the proceeds wired directly to a pre- designated bank account by contacting MFSC via the Internet (MFS Access). You must elect this privilege on your account application and establish a personal identification number
        (PIN) on MFS Access to use this service.

    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, the fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements.

o   OTHER CONSIDERATIONS


    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The MFS funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. In the event that the MFS funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The MFS funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will be processed at the conclusion of the delay period.

    EXCHANGE LIMITATION POLICIES. The MFS funds, subject to the limitations described below, take steps designed to curtail excessive trading practices.

      LIMITATIONS ON EXCHANGE ACTIVITY. The MFS funds, through their agents, undertake to use their best efforts to exercise the funds' rights to restrict, reject or cancel purchase and exchange orders, as described above, once an accountholder makes

        o three exchanges (each exceeding $10,000 in value) out of an account in an MFS fund with a principal investment policy of investing in global, international, high yield bond or municipal bond securities, or

        o six exchanges (each exceeding $10,000 in value) out of any other MFS fund account,

      during a calendar year. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations, and for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the MFS funds' ability to monitor exchange activity, as discussed under "Limitations on the Ability to Detect and Curtail Excessive Trading Practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the MFS funds consider the information available to them at the time and reserve the right to consider trading done in multiple accounts under common ownership, control or influence.

        Certain of MFS' international and global funds charge, and effective May 3, 2004, MFS' high yield funds will charge, a 2% redemption fee (which is retained by the funds) on proceeds from shares redeemed or exchanged within 30 days following their acquisition (either by purchase or exchange). See the prospectuses of these funds for details.

      LIMITATIONS ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the MFS funds to prevent excessive trading, there is no guarantee that the MFS funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the MFS funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the MFS funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries, retirement plans and variable insurance products. These arrangements often permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to a fund.

        To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

        For funds that significantly invest in foreign securities traded on markets which may close prior to when the fund determines its net asset value as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before a fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The funds have procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be the fair value of the securities as of a fund's valuation time, (referred to as fair valuation procedures). To the extent that a fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by other shareholders.

        For funds that significantly invest in high yield (commonly known as junk bonds), municipal bond or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a fund's portfolio to a greater degree than funds which invest in highly liquid securities, in part, because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful arbitrage may also cause dilution in the value of fund shares held by other shareholders.


    REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge).


      For shareholders who exercise this privilege after redeeming class A or class C shares, if the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC you paid; however, your new class A or class C shares (as applicable) will still be subject to a CDSC in accordance with the CDSC schedule applicable to your original shares.

      For shareholders who exercise their 90-day reinstatement privilege after redeeming class B shares, you may reinvest your redemption proceeds only into class A shares. The class A shares you purchase will not be subject to a front-end sales charge or a CDSC, but if you paid a CDSC when you redeemed your class B shares, your account will not be credited with the CDSC you paid.

    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The fund does not expect to make in-kind distributions. However, if it does, the fund will pay, during any 90-day period, your redemption proceeds in cash where the redemption is at or below either $250,000 or 1% of the fund's net assets, whichever is less.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

-----------------------------------
VII INVESTOR SERVICES AND PROGRAMS
-----------------------------------

    As a shareholder of the fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the fund is made through a retirement plan.


o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:


    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

    o   Dividend and capital gain distributions in cash.

      Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


o   PURCHASE AND REDEMPTION PROGRAMS

    For your convenience, the following purchase and redemption programs are made available to you without extra charge. Additional information regarding these programs may be found in the SAI.


    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.


    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $2,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges or redemption fee (if applicable) and are excluded from the fund's exchange limitation policies. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.


    REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.


    LETTER OF INTENT (LOI). When you commit to invest a specific dollar amount in the MFS funds (including the MFS Fixed Fund) within a 13 month period, you will pay the same sales charge as if all shares had been purchased at one time. If you commit to invest $1 million or more under this program, the time period is extended to 36 months. If you do not purchase the committed amount within the time period, your account will be adjusted to reflect deduction of the higher initial sales charge level for the amount actually purchased. You or your financial adviser must inform the fund that the Letter of Intent is in effect each time shares are purchased.

    RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level. Accounts held in omnibus or group arrangements and certain other accounts may not be aggregated with your individually held accounts for purpose of the Right of Accumulation.

      You must provide MFSC (or your financial adviser must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and C shares and will not be subject to a redemption fee (if applicable) for shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.


    FREE CHECKWRITING. You may redeem your class A or class C shares by writing checks against your account. Checks must be for at least $500 and investments made by check must have been in your account for at least 15 days before you can write checks against them. There is no charge for this service. To authorize your account for checkwriting, contact MFSC (see back cover page for address and phone number).


      Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any) are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored.

-----------------------
VIII OTHER INFORMATION
-----------------------

o   PRICING OF FUND SHARES


    The price of each class of the fund's shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, the fund values its assets at current market prices where current market prices are readily available, or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the fund uses the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the fund's valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the fund determines its net asset value, and therefore the fund may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and:

    o MFSC receives your order by the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank); or

    o your financial adviser receives your order by the valuation time and transmits your order to MFSC.

      The fund may invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.


o   DISTRIBUTIONS

    The fund intends to declare daily as dividends substantially all of its net income (excluding any capital gains) and to pay these dividends to shareholders at least monthly. Any capital gains are distributed at least annually.

o   TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as the fund qualifies for treatment as a regulated investment company (which it has in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders.


      You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. Some dividends paid in January may be taxable as if they had been paid the previous December.


      The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal tax purposes.

      Fund distributions of net capital gains or net short-term capital gains will reduce the fund's net asset value per share. Therefore, if you buy shares shortly before the record date of such a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


      If you are neither a citizen nor a resident of the United States, the fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. The fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. Prospective investors should read the fund's Account Application for additional information regarding backup withholding of federal income tax.


    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

o   UNIQUE NATURE OF FUND

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the fund, and which may be managed by the fund's portfolio manager(s). While the fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS AND PROSPECTUSES

    The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund's annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

------------------------
IX FINANCIAL HIGHLIGHTS
------------------------


The financial highlights table is intended to help you understand the fund's financial performance for the past five years.
Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting
MFSC (see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund's independent auditors are Ernst & Young LLP.

FOR YEARS ENDED 12/31

CLASS A                                                 2003              2002            2001            2000            1999
-------                                                 ----              ----            ----            ----            ----

Net asset value - beginning of period                  $8.46             $8.35           $8.24           $8.14           $8.42
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)

  Net investment income                                $0.16             $0.28           $0.40           $0.50           $0.48
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                          (0.10)             0.19            0.17            0.10           (0.29)
---------------------------------------------------    -----             -----           -----           -----           -----
Total from investment operations                       $0.06             $0.47           $0.57           $0.60           $0.19
---------------------------------------------------    -----             -----           -----           -----           -----

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                          $(0.32)           $(0.27)         $(0.40)         $(0.50)         $(0.47)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --             (0.09)          (0.06)             --              --
------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                                 (0.01)               --              --              --              --
---------------------------------------------------    -----             -----           -----           -----           -----
Total distributions declared to shareholders          $(0.33)           $(0.36)         $(0.46)         $(0.50)         $(0.47)
---------------------------------------------------    -----             -----           -----           -----           -----
Net asset value - end of period                        $8.19             $8.46           $8.35           $8.24           $8.14
---------------------------------------------------    -----             -----           -----           -----           -----
Total return(%)(+)                                      0.73              5.76            7.00            7.57            2.31
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA:

Expenses##                                              0.81              0.79            0.81            0.81            0.81
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                                1.86              3.30            4.79            6.15            5.76
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       133               144             100             152             165
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)           $273,578          $396,984        $279,688        $185,701        $191,955
------------------------------------------------------------------------------------------------------------------------------

(S) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
    December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.44%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

FOR YEARS ENDED 12/31

CLASS B                                                 2003              2002            2001            2000            1999
-------                                                 ----              ----            ----            ----            ----

Net asset value - beginning of period                  $8.43             $8.33           $8.22           $8.12           $8.40
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)

  Net investment income                                $0.09             $0.20           $0.33           $0.43           $0.41
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                          (0.10)             0.20            0.17            0.10           (0.29)
---------------------------------------------------    -----             -----           -----           -----           -----
Total from investment operations                      $(0.01)            $0.40           $0.50           $0.53           $0.12
---------------------------------------------------    -----             -----           -----           -----           -----

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                          $(0.25)           $(0.22)         $(0.33)         $(0.43)         $(0.40)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --             (0.08)          (0.06)             --              --
------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                                 (0.01)               --              --              --              --
---------------------------------------------------    -----             -----           -----           -----           -----
Total distributions declared to shareholders          $(0.26)           $(0.30)         $(0.39)         $(0.43)         $(0.40)
---------------------------------------------------    -----             -----           -----           -----           -----
Net asset value - end of period                        $8.16             $8.43           $8.33           $8.22           $8.12
---------------------------------------------------    -----             -----           -----           -----           -----
Total return (%)                                       (0.07)             4.84            6.20            6.77            1.50
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA:

Expenses##                                              1.59              1.57            1.59            1.58            1.61
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                                1.06              2.47            3.99            5.39            4.96
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       133               144             100             152             165
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)           $201,557          $265,693        $121,405         $58,004         $71,472
------------------------------------------------------------------------------------------------------------------------------

(S) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
    December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.44%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.


FOR YEARS ENDED 12/31

CLASS C                                                 2003              2002            2001            2000            1999

Net asset value - beginning of period                  $8.40             $8.30           $8.19           $8.09           $8.38
------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#(S)

  Net investment income                                $0.08             $0.20           $0.31           $0.42           $0.41
------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                          (0.09)             0.19            0.18            0.10           (0.30)
---------------------------------------------------    -----             -----           -----           -----           -----
Total from investment operations                      $(0.01)            $0.39           $0.49           $0.52           $0.11
---------------------------------------------------    -----             -----           -----           -----           -----

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

  From net investment income                          $(0.25)           $(0.22)         $(0.31)         $(0.42)         $(0.40)
------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                      --             (0.07)          (0.07)             --              --
------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                                 (0.01)               --              --              --              --
---------------------------------------------------    -----             -----           -----           -----           -----
Total distributions declared to shareholders          $(0.26)           $(0.29)         $(0.38)         $(0.42)         $(0.40)
---------------------------------------------------    -----             -----           -----           -----           -----
Net asset value - end of period                        $8.13             $8.40           $8.30           $8.19           $8.09
---------------------------------------------------    -----             -----           -----           -----           -----
Total return (%)                                       (0.14)             4.79            6.14            6.71            1.33
------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA:

Expenses##                                              1.66              1.64            1.66            1.66            1.66
------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                                0.96              2.39            3.80            5.31            4.91
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                       133               144             100             152             165
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)           $124,327          $148,294         $71,705         $19,769         $23,642
------------------------------------------------------------------------------------------------------------------------------

(S) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
    December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.44%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check (x) mark. However, the fund may not use all of these techniques and practices. Investment techniques and practices which the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the fund are described together with their risks in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
    SYMBOLS    x fund uses, or currently     -- permitted, but fund does not
                 anticipates using              currently anticipate using
    --------------------------------------------------------------------------

    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                   x
        Corporate Asset-Backed Securities                           --
        Mortgage Pass-Through Securities                            x
        Stripped Mortgage-Backed Securities                         --
      Corporate Securities                                          --
      Loans and Other Direct Indebtedness                           --
      Lower Rated Bonds                                             --
      Municipal Bonds                                               --
      U.S. Government Securities                                    x
      Variable and Floating Rate Obligations                        x
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds      x
    Equity Securities                                               --
    Foreign Securities Exposure
      Brady Bonds                                                   --
      Depositary Receipts                                           --
      Dollar-Denominated Foreign Debt Securities                    --
      Emerging Markets                                              --
      Foreign Securities                                            --
    Forward Contracts                                               --
    Futures Contracts                                               --
    Indexed Securities/Structured Products                          --
    Inverse Floating Rate Obligations                               --
    Investment in Other Investment Companies
      Open-End                                                      x
      Closed-End                                                    x
    Lending of Portfolio Securities                                 x
    Leveraging Transactions
      Bank Borrowings                                               --
      Mortgage "Dollar-Roll" Transactions                           --
      Reverse Repurchase Agreements                                 --
    Options
      Options on Foreign Currencies                                 --
      Options on Futures Contracts                                  --
      Options on Securities                                         --
      Options on Stock Indices                                      --
      Reset Options                                                 --
      "Yield Curve" Options                                         --
    Repurchase Agreements                                           x
    Short Sales                                                     --
    Short Term Instruments                                          x
    Swaps and Related Derivative Instruments                        --
    Temporary Borrowings                                            x
    Temporary Defensive Positions                                   x
    "When-Issued" Securities                                        x

MFS(R) GOVERNMENT LIMITED MATURITY FUND

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the fund's actual investments. Annual reports discuss the effect of recent market conditions on the fund's investment strategy and performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2004, provides more detailed information about the fund and is incorporated into this prospectus by reference.


  YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUND, AND MAKE INQUIRIES ABOUT THE FUND, BY CONTACTING:

        MFS Service Center, Inc.
        2 Avenue de Lafayette
        Boston, MA 02111-1738
        Telephone: 1-800-225-2606
        Internet: HTTP://WWW.MFS.COM

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

        Public Reference Room
        Securities and Exchange Commission
        Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR database on the Commission's Internet website at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

        The fund's Investment Company Act file number is 811-4253

                                        ---------------------------------------
                                        MFS(R) GOVERNMENT LIMITED MATURITY FUND
                                        ---------------------------------------

                                        MAY 1, 2004

[logo] M F S(R)                                          STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                                INFORMATION

500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Fund's Prospectus dated May 1, 2004. This SAI should be read in conjunction with the Prospectus. The Fund's financial statements are incorporated into this SAI by reference to the Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund's Prospectus and Annual Report without charge by contacting MFS Service Center, Inc. (see back cover of Part II of this SAI for address and phone number).


This SAI is divided into two Parts -- Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to each of the funds in the MFS Family of Funds (the "MFS Funds"). Each Part of the SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION
PART I
Part I of this SAI contains information that is particular to the Fund.

TABLE OF CONTENTS

                                                                            Page

I    Definitions ..........................................................    3
II   Management of the Fund ...............................................    3
     The Fund .............................................................    3
     Trustees and Officers -- Identification and Background ...............    3
     Trustee Compensation and Committees ..................................    3
     Affiliated Service Provider Compensation .............................    3

III  Sales Charges and Distribution Plan Payments .........................    4
     Sales Charges ........................................................    4
     Distribution Plan Payments ...........................................    4
IV   Portfolio Transactions and Brokerage Commissions .....................    4

V    Share Ownership ......................................................    4

VI   Investment Techniques, Practices, Risks and Restrictions .............    4

     Investment Techniques, Practices and Risks ...........................    4
     Investment Restrictions ..............................................    4

VII  Tax Considerations ...................................................    4
VIII Independent Auditors and Financial Statements ........................    4

     Appendix A -- Trustee Compensation and Committees ....................  A-1
     Appendix B -- Affiliated Service Provider Compensation ...............  B-1
     Appendix C -- Sales Charges and Distribution Plan Payments ...........  C-1
     Appendix D -- Portfolio Transactions and Brokerage Commissions .......  D-1
     Appendix E -- Share Ownership ........................................  E-1

I    DEFINITIONS
     "Fund" - MFS Government Limited Maturity Fund, a Massachusetts business trust. The Fund was known as "MFS Government Premium Account" until its name was changed on August 3, 1992, and "MFS Government Premium Fund" until its name was changed on May 1, 1993.

     "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

     "MFD" or the "Distributor" - MFS Fund Distributors, Inc., a Delaware corporation.

     "MFSC" - MFS Service Center, Inc., a Delaware corporation.


     "Prospectus" - The Prospectus of the Fund, dated May 1, 2004, as amended or supplemented from time to time.


II   MANAGEMENT OF THE FUND

     THE FUND
     The Fund is an open-end, diversified management investment company. This means that, with respect to 75% of its total assets, the fund may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if as a result more than 5% of the Fund's total assets would be invested in that issuer's securi ties. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.

     TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
     The identification and background of the Trustees and officers of the Fund are set forth in Appendix E to Part II of this SAI.

     TRUSTEE COMPENSATION AND COMMITTEES
     Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Fund, for certain specified periods as well as information regarding the committees of the Board of Trustees, is set forth in Appendix A to this Part I.

     AFFILIATED SERVICE PROVIDER COMPENSATION
     Compensation paid by the Fund to its affiliated service providers -- to MFS, for investment advisory and administrative services, and to MFSC, for transfer agency services -- for certain specified periods, is set forth in Appendix B to this Part I.


     In connection with their deliberations with regard to approval of the Fund's current investment advisory agreement with MFS, the Trustees, including the non-interested Trustees, considered such information and factors as they believe, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Fund. Such factors may vary somewhat from year to year. During the past year, such factors included the following:

     Nature, Quality and Extent of Services. The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on the Fund's behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.

     Investment Record and Comparative Performance Data. Trustees reviewed the Fund's investment performance as well as the performance of a peer group of funds.

     Expenses. Trustees considered the Fund's advisory fee and expense ratios and the advisory fee and expense ratios of a peer group of funds. Additionally, the Trustees considered the fee waivers and expense reimbursements agreed to by MFS and whether these arrangements may be changed without approval by the Trustees.

     Profitability. Trustees considered the level of MFS' profits with respect to the management of the Fund, including a review of MFS' methodology in allocating its costs to the management of the Fund. The Trustees considered the profits realized by MFS in connection with the operation of the Fund and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Fund.

     Personnel and Industry Conditions. Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

     Other Benefits. Taking into account the risks assumed by MFS, the Trustees considered the character and amount of other benefits received by MFS from serving as Adviser of the Fund and from providing certain administrative services to the Fund, and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Fund. The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions to pay for research and other similar services.

     The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of the Fund and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.


III  SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

     SALES CHARGES
     Sales charges paid in connection with the purchase and sale of Fund shares, for certain specified periods, are set forth in Appendix C to this Part I, together with the Fund's schedule of dealer reallowances.

     DISTRIBUTION PLAN PAYMENTS
     Payments made by the Fund under the Distribution Plan for its most recent fiscal year end are set forth in Appendix C to this Part I.

IV   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
     Brokerage commissions paid by the Fund for certain specified periods, and information concerning purchases by the Fund of securities issued by its regular broker-dealers for its most recent fiscal year, are set forth in Appendix D to this Part I.


     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of the Fund. The value of securities purchased and the brokerage commissions paid by the Fund for Research for its most recent fiscal year are set forth in Appendix D to the Part I. The Trustees (together with the Trustees of certain other MFS funds) have directed the Adviser to allocate a total of $53,563 of commission business from certain MFS Funds (including the Fund) to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Inc. (which provide information useful to the Trustees in reviewing the relationship between the Fund and the Adviser).


V    SHARE OWNERSHIP

     Information concerning the ownership of Fund shares by Trustees and officers of the Fund as a group, as well as the dollar range value of each Trustee's share ownership in the Fund and, on an aggregate basis, in all MFS funds overseen by investors who control the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix E to this Part I.

VI   INVESTMENT TECHNIQUES, PRACTICES, RISKS AND RESTRICTIONS


     INVESTMENT TECHNIQUES, PRACTICES AND RISKS

     The investment objective and principal investment policies of the Fund are described in the Prospectus. In pursuing its investment objective and investment policies, the Fund may engage in a number of investment techniques and practices, which involve certain risks.

     These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus, and are more fully described, together with their associated risks, in Part II of this SAI.

     INVESTMENT RESTRICTIONS

     The Fund has adopted certain restrictions which are described in Appendix F to Part II of this SAI.


VII  TAX CONSIDERATIONS

     For a discussion of tax considerations, see Part II of this SAI.


VIII INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

     Ernst & Young LLP are the Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


          The Portfolio of Investments and the Statement of Assets and Liabilities at December 31, 2003, the Statement of Operations for the year ended December 31, 2003, the Statement of Changes in Net Assets for the two years ended December 31, 2003 and December 31, 2002, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this SAI in reliance upon the report of Ernst & Young LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

-------------------
PART I - APPENDIX A
-------------------

TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive an annual fee plus a fee for each meeting attended,together with such Trustee's out-of-pocket expenses. Further information on the committees of the Fund's Board of Trustees is set out below.


TRUSTEE COMPENSATION TABLE
.................................................................................
                             TRUSTEE FEES FROM      TOTAL TRUSTEE FEES FROM FUND
INTERESTED TRUSTEES               FUND(1)                AND FUND COMPLEX(2)
--------------------------------------------------------------------------------

John W. Ballen(3)                   N/A                          N/A
Robert J. Manning(5)                N/A                          N/A
Kevin R. Parke(3)                   N/A                          N/A
Robert C. Pozen(5)                  N/A                          N/A
Jeffrey L. Shames(4)                N/A                          N/A

NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.            $2,000                      $196,868
David H. Gunning(6)                 N/A                          N/A
William R. Gutow                  $2,000                      $196,868
J. Atwood Ives                    $2,115                      $207,969
Amy B. Lane(6)                      N/A                          N/A
Abby M. O'Neill(7)                $1,926                      $189,682
Lawrence T. Perera                $2,110                      $206,858
William J. Poorvu                 $2,115                      $207,969
J. Dale Sherratt                  $2,000                      $196,868
Elaine R. Smith                   $2,000                      $196,868
Ward Smith                        $2,098                      $206,324

----------
(1) For the fiscal year ended December 31, 2003.
(2) Information is provided for calendar year 2003. Trustees receiving compensation from the Fund served as Trustees of 109 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2003 of approximately $89.6 billion.
(3) Messrs. Ballen and Park resigned as a Trustee of the Fund on February 6,
    2004.
(4) Mr. Shames resigned as a Trustee of the Fund on February 13, 2004.
(5) Messrs. Manning and Pozen became Trustees of the Fund on February 24, 2004.
(6) Mr. Gunning and Ms. Lane became Trustees of the Fund effective January 27, 2004.
(7) Ms. O'Neill retired as Trustee of the Fund on December 31, 2003.


COMMITTEES
.....................................................................................................................................
                              NUMBER OF
                             MEETINGS IN
                                LAST
NAME OF COMMITTEE            FISCAL YEAR                         FUNCTIONS                                      MEMBERS(1)
------------------------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE                   6         Provides oversight with respect to the accounting         Ives*, Lane*, Poorvu*,
                                            and auditing procedures of the Fund and, among            Sherratt* and W. Smith*
                                            other things, considers the selection of the
                                            independent accountants for the Fund and the scope
                                            of the audit, and considers the effect on the
                                            independence of those accountants of any non-audit
                                            services such accountants provide to the Fund and
                                            any audit or non-audit services such accountants
                                            provide to other MFS Funds, MFS and/or certain
                                            affiliates.

COMPLIANCE AND                    1         Responsible for oversight of the development and          Cohn*, Gunning*, Sherratt*
GOVERNANCE COMMITTEE                        implementation of the Funds' compliance policies,         and Lane*
                                            procedures and practices under the 1940 Act and
                                            other applicable laws as well as oversight of
                                            compliance policies of the Funds' investment
                                            adviser and certain other service providers as they
                                            relate to Fund activities. When the Funds have
                                            appointed a chief compliance officer, such person
                                            will report directly to the Committee and assist
                                            the Committee in carrying out its responsibilities.
                                            The Committee also reviews and articulates the
                                            governance structure of the Board of Trustees and
                                            advises and makes recommendations to the Board on
                                            matters concerning Board practices and
                                            recommendations concerning the functions and duties
                                            of the committees of the Board.

CONTRACTS REVIEW COMMITTEE        1         Requests, reviews and considers the information           All non-interested Trustees
                                            deemed reasonably necessary to evaluate the terms         of the Board (Cohn, Gunning,
                                            of the investment advisory and principal                  Gu Ives, Lane, Perera Poorvu,
                                            underwriting agreements and the Plan of                   Sherratt, and W. Smith)
                                            Distribution under Rule 12b-1 that the Fund
                                            proposes to renew or continue, and to make its
                                            recommendations to the full Board of Trustees on
                                            these matters.

NOMINATION AND COMPENSATION       4         Recommends qualified candidates to the Board in the       All non-interested Trustees
COMMITTEE                                   event that a position is vacated or created. The          of the Board (Cohn,
                                            Committee would consider recommendations by               Gunning, Gutow, Ives, Lane,
                                            shareholders if a vacancy were to exist.                  Perera, Poorvu, Sherratt,
                                            Shareholders wishing to recommend Trustee                 E. Smith and W. Smith)
                                            candidates for consideration by the Committee may
                                            do so by writing the Fund's Secretary. Such
                                            suggestions must be accompanied by complete
                                            biographical and occupational data on the
                                            prospective nominee, along with a written consent
                                            of the prospective nominee to consideration of his
                                            or her name by the Committee. Administers and
                                            approves all elements of compensation for the
                                            Trustees who are not "interested persons" of the
                                            Fund as defined in the 1940 Act or affiliated with
                                            the Fund's investment Adviser.

PORTFOLIO TRADING AND             6         Reviews MFS' process and procedures, internal             Cohn*, Gunning*, Gutow*,
MARKETING REVIEW COMMITTEE                  controls and compliance monitoring relating to (i)        Perera* and E. Smith*
                                            portfolio trading, best execution and brokerage
                                            costs and trade allocations, (ii) MFD's role as the
                                            Fund's principal underwriter in distributing and
                                            marketing Fund shares and the production and use of
                                            sales and marketing materials in various forms of
                                            media and (iii) the Fund's investment policies and
                                            practices.

PRICING COMMITTEE                 1         Reviews procedures for the valuation of securities,       Ives*, Manning, Poorvu*,
                                            including money market securities, and periodically       E. Smith* and W. Smith*
                                            reviews information from MFS regarding fair value
                                            and liquidity determinations made pursuant to the
                                            Board-approved procedures, and makes related
                                            recommendations to the full Board and, if requested
                                            by MFS, assists MFS's internal valuation committee
                                            and/or the full Board in resolving particular
                                            valuation matters.
------------------------------------------------------------------------------------------------------------------------------------
(1) The Trustees' Identification and Background are set forth in Appendix E to Part II.
  * Non-interested or independent Trustees.


-------------------
PART I - APPENDIX B
-------------------

AFFILIATED SERVICE PROVIDER COMPENSATION
.....................................................................................................................................


The Fund paid compensation to its affiliated service providers over the specified periods as follows. For information regarding sales charges and distribution payments paid to MFD, see Appendix C.

                                                               PAID TO MFS         PAID TO MFSC
                          PAID TO MFS          AMOUNT          FOR GENERAL         FOR TRANSFER         AMOUNT          AGGREGATE
                          FOR ADVISORY         WAIVED         ADMINISTRATIVE          AGENCY            WAIVED        AMOUNT PAID TO
FISCAL YEAR ENDED           SERVICES           BY MFS            SERVICES            SERVICES*         BY MFSC         MFS AND MFSC
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2003          $3,053,324            N/A             $80,877             $973,723            N/A            $4,107,924
December 31, 2002          $2,529,922            N/A             $48,900             $632,480            N/A            $3,211,302
December 31, 2001          $1,321,419            N/A             $31,385             $330,355            N/A            $1,683,159
----------
* In addition to the fees disclosed, the Fund paid certain out-of-pocket expenses incurred by MFSC.


-------------------
PART I - APPENDIX C
-------------------

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

SALES CHARGES
.....................................................................................................................................

The following sales charges were paid during the specified periods:

                                    CLASS A INITIAL SALES CHARGES:                                 CDSC PAID TO MFD ON:

                                              RETAINED           REALLOWED            CLASS A            CLASS B           CLASS C
FISCAL YEAR END              TOTAL             BY MFD            TO DEALERS            SHARES             SHARES            SHARES
------------------------------------------------------------------------------------------------------------------------------------

December 31, 2003           $739,119          $ 53,739            $685,380            $ 43,899           $918,360          $103,451
December 31, 2002           $951,815          $102,809            $849,006            $258,966           $663,495          $ 85,780
December 31, 2001           $653,867          $ 68,062            $585,805            $ 32,849           $232,289          $ 27,160

DEALER REALLOWANCES
.....................................................................................................................................


As shown above, MFD pays (or "reallows ") a portion of the class A initial sales charge to dealers. The dealer reallowance as expressed as a percentage of the class A shares' offering price is:

                                                     DEALER REALLOWANCE AS A
AMOUNT OF PURCHASE                                  PERCENT OF OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                            2.25%
$50,000 but less than $100,000                               2.25%
$100,000 but less than $250,000                              1.75%
$250,000 but less than $500,000                              1.50%
$500,000 but less than $1,000,000                            1.25%
$1,000,000 or more                                           None*
----------------

* A CDSC will apply to such  purchase for Class A shares only.


DISTRIBUTION PLAN PAYMENTS
.....................................................................................................................................


During the fiscal year ended December 31,  2003,  the Fund made the following Distribution Plan payments:


                                             AMOUNT OF DISTRIBUTION AND SERVICE FEES:
CLASS OF SHARES                      PAID BY FUND       RETAINED BY MFD      PAID TO DEALERS
------------------------------------------------------------------------------------------------------------------------------------

Class A Shares                        $  532,734           $   20,316           $  512,418
Class B Shares                        $2,390,645           $1,918,703           $  471,942
Class C Shares                        $1,524,516           $      622           $1,523,894

Distribution plan payments retained by MFD are used to compensate MFD for commissions advanced by MFD to dealers upon sale of
Fund shares and to cover MFD's distribution and shareholder servicing costs.


-------------------
PART I - APPENDIX D
-------------------

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

BROKERAGE COMMISSIONS
.................................................................................

The following brokerage commissions were paid by the Fund during the specified time periods:

                                          BROKERAGE COMMISSIONS
FISCAL YEAR END                               PAID BY FUND
--------------------------------------------------------------------------------

December 31, 2003                                   $0
December 31, 2002                                   $0
December 31, 2001                                   $0

SECURITIES ISSUED BY REGULAR BROKER-DEALERS
.................................................................................

During the fiscal year ended December 31, 2003, the Fund purchased securities issued by the following regular broker-dealers of the Fund, which had the following values as of December 31, 2003:

                                          VALUE OF SECURITIES
BROKER-DEALER                           AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------
Goldman Sachs                                  $6,486,000

During the fiscal year ended December 31, 2003, the value of the securities purchased and brokerage commissions paid by the Fund are as follows:

DOLLAR AMOUNT OF                          COMMISSIONS PAID ON
TRANSACTIONS FOR                            TRANSACTIONS FOR
RESEARCH SERVICES                           RESEARCH SERVICES
================================================================================
[To Be Updated]                              [To Be Updated]

-------------------
PART I - APPENDIX E
-------------------


SHARE OWNERSHIP


OWNERSHIP BY TRUSTEES AND OFFICERS

As of January 31, 2004, the current Trustees and officers of the Fund as a group owned less than 1% of any class of the Fund's shares.

     The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS funds overseen by the Trustee, as of December 31, 2003.


     The following dollar ranges apply:

          N.   None
          A.   $1 - $10,000
          B.   $10,001 - $50,000
          C.   $50,001 - $100,000
          D.   Over $100,000


                                                     AGGREGATE DOLLAR RANGE
                         DOLLAR RANGE OF EQUITY  OF EQUITY SECURITIES IN ALL MFS
NAME OF TRUSTEE            SECURITIES IN FUND       FUNDS OVERSEEN BY TRUSTEE
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
John W. Ballen                      N                            D
Robert J. Manning                   N                            D
Kevin R. Parke                      N                            D
Robert C. Pozen                     N                            N
Jeffrey L. Shames                   D                            D

NON-INTERESTED TRUSTEES
Lawrence H. Cohn, M.D.              N                            D
David H. Gunning(1)                 N                            C
William R. Gutow                    N                            D
J. Atwood Ives                      N                            D
Amy B. Lane(1)                      N                            N
Lawrence T. Perera                  N                            D
William J. Poorvu                   N                            D
J. Dale Sherratt                    B                            D
Elaine R. Smith                     N                            D
Ward Smith                          N                            D

----------
(1) Mr. Gunning and Ms. Lane became Trustees on January 27, 2004.

25% OR GREATER OWNERSHIP
The following table identifies those investors who own 25% or more of the Fund's shares (all share classes taken together) as of January 31, 2004, and are therefore presumed to control the Fund:


                              JURISDICTION OF ORGANIZATION
NAME AND ADDRESS OF INVESTOR         (IF A COMPANY)         PERCENTAGE OWNERSHIP
--------------------------------------------------------------------------------
           None


5% OR GREATER OWNERSHIP OF SHARE CLASS
The following table identifies those investors who own 5% or more of any class of the Fund's shares as of January 31, 2004. All holdings are of record unless indicated otherwise.

NAME AND ADDRESS OF INVESTOR OWNERSHIP                       PERCENTAGE
.................................................................................
Merrill Lynch, Pierce, Fenner & Smith                 10.60% of Class A shares
  for the Sole Benefit of its Customers               16.64% of Class B shares
Attn: Fund Administration                             23.56% of Class C shares
4800 Deer Lake Drive E
Jacksonville, FL 32246-6484

.................................................................................

Salomon Smith Barney                                  5.33% of Class A shares
SURPAS HOUSE ACCOUNT                                  5.14% of Class B shares
333 W 34th Street
New York, NY 10001-2483

.................................................................................

Mass Financial Services Company                       99.58% of Class I shares
Attn: Thomas B. Hastings
500 Boylston Street
Boston, MA 02116-3740

.................................................................................

                      MFS GOVERNMENT LIMITED MATURITY FUND

                                     PART C

ITEM 23.  EXHIBITS


              1 Amended and Restated Declaration of Trust, dated August 12, 2003; filed herewith.

              2 Amended and Restated By-Laws, dated January 1, 2002, as revised January 15, 2004. (10)


              3          Form of Share Certificate for Classes of Shares. (5)

              4 Investment Advisory Agreement for the Trust, dated January 1, 2002. (18)

              5   (a)    Distribution Agreement, dated January 1, 1995.  (1)

                  (b) Dealer Agreement between MFS Fund Distributors, Inc. and a dealer and the Mutual Fund Agreement between MFS and a bank effective April 6, 2001. (2)

              6   (a)    Retirement Plan for Non-Interested Person Trustees,
                         dated January 1, 1991, as amended and restated February
                         10, 1999. (3)

                  (b) Amendment to Master Retirement Plan, dated December 11, 2001. (13)

                  (c) Retirement Benefit Deferral Plan, dated December 11, 2001. (9)

              7   (a)    Custodian Agreement between the Trust and State
                         Street Bank and Trust Company, dated July 2, 2001. (17)


                  (b) Exhibit A, as revised July 16, 2003 to the Master Custodian Contract and the Global Custody Agreement.
                         (14)

                  (c) Amendment No. 2, dated May 2, 2003, to the Master Custodian Agreement with State Street Bank and Trust Company. (15)


              8   (a)    Shareholder Servicing Agent Agreement, dated August
                         10, 1988. (4)


                  (b) Amendment to the Shareholder Servicing Agent Agreement to amend fee schedule dated April 1, 2003. (20)


                  (c)    Exchange Privilege Agreement, dated July 30, 1997. (8)

                  (d) Master Administrative Services Agreement, dated March 1, 1997 as amended and restated April 1, 1999. (7)

                  (e) Exhibit A, as revised September 18, 2002, to the Amended and Restated Master Administrative Services Agreement. (16)

                  (f) Dividend Disbursing Agency Agreement dated August 10, 1988. (6)

              9   (a)    Consent and Opinion of Counsel dated April 27,
                         1998. (11)


                  (b) Legal Opinion Consent dated February 23, 2004; filed herewith.


              10         Consent of Ernst & Young LLP; filed herewith.

              11         Not Applicable.

              12         Not Applicable.


              13 Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective January 1, 1997, as amended and restated April 1, 2004. (21)


              14         Not Applicable.


              15 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, as amended and restated
                         August 15, 2003. (15)


              16 Code of Ethics for the fund pursuant to Rule 17j-1 under the Investment Company Act of 1940. (12)

                         Power of Attorney, dated January 1, 2002. (18) Power of Attorney, dated August 1, 2002. (19)


                         Power of Attorney, dated January 27, 2004. (10) Power of Attorney, dated February 12, 2004. (21) Power of Attorney, dated February 24, 2004 (Manning). (21)
                         Power of Attorney, dated February 24, 2004
                         (Pozen).  (21)


----------
(1) Incorporated by reference to the Registrant's Post-Effective Amendment No. 14 filed with the SEC via EDGAR on April 28, 1995.
(2) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.
(3) Incorporated by reference to the Registrant's Post-Effective Amendment No. 20 filed with the SEC on February 26, 1999.
(4) Incorporated by reference to the Registrant's Post-Effective Amendment No. 15 filed with the SEC via EDGAR on October 19, 1995.
(5) Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 27 filed with the SEC via EDGAR on May 29, 1998.
(6) Incorporated by reference to the Registrant's Post-Effective Amendment No. 17 filed with the SEC via EDGAR on August 29, 1996.

(7) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.
(8) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 64 filed with the SEC via EDGAR on October 29, 1997.
(9) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on October 16, 2002.


(10) Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 21 filed with the SEC via EDGAR on January 28, 2004.


(11) Incorporated by reference to the Registrant's Post-Effective Amendment No. 19 filed with the SEC via EDGAR on April 29, 1998.
(12) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on August 28, 2000.
(13) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-4262) Post-Effective Amendment No. 19 filed with the SEC via EDGAR on February 28, 2002.


(14) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 42 filed with the SEC via EDGAR on October 30, 2003.
(15) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4992) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.


(16) Incorporated by reference to MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 18 filed with the SEC via EDGAR on December 23, 2002.
(17) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.
(18) Incorporated by reference to MFS Government Limited Maturity Fund (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 23 filed with the SEC via EDGAR on April 30, 2002.
(19) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002.


(20) Incorporated by reference to the Registrant's Post-Effective Amendment No. 24 filed with the SEC via EDGAR on April 30, 2003.
(21) Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 23 filed with the SEC via EDGAR on February 27, 2004.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable.

ITEM 25.  INDEMNIFICATION


          Reference is hereby made to (a) Article V of Registrant's Amended and Restated Declaration of Trust, dated August 12, 2003, filed herewith and (b)
Section 9 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed with the SEC via EDGAR on October 19, 1995.


          The Trustees and Officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


          MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below):
MASSACHUSETTS INVESTORS TRUST; MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MFS GROWTH OPPORTUNITIES FUND; MFS GOVERNMENT SECURITIES FUND; MFS GOVERNMENT

LIMITED MATURITY FUND; MFS SERIES TRUST I (which has 10 series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Value Fund, MFS New Discovery Fund, MFS Technology Fund, MFS Research International Fund and MFS Japan Equity Fund); MFS SERIES TRUST II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities
Fund); MFS SERIES TRUST IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth
Fund); MFS SERIES TRUST V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International New Discovery Fund, MFS International Strategic Growth Fund and MFS International Strategic Value Fund); MFS SERIES TRUST VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities Fund); MFS SERIES TRUST VIII (which has three series: MFS Strategic Income Fund, MFS Global Growth Fund and MFS Tax Managed Equity Fund); MFS SERIES TRUST IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Research Bond Fund J, MFS Intermediate Investment Grade Bond Fund, MFS Emerging Opportunities Fund and MFS Inflation-Adjusted Bond Fund; MFS SERIES TRUST X (which has 16 series: MFS Government Mortgage Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Value Fund, MFS Strategic Value Fund, MFS Emerging Markets Debt Fund, MFS European Equity Fund, MFS New Endeavor Fund, MFS Fundamental Growth Fund, MFS Gemini U.K. Fund, MFS Global Value Fund, MFS International Core Equity Fund, MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund); MFS SERIES TRUST XI (which has two series:
MFS Union Standard Equity Fund and MFS Mid Cap Value Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has 9 series) and MFS Variable Insurance Trust ("MVI") (which has 15 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS

Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 29 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

          The Directors of MFS are Robert J. Manning, William W. Scott, Martin
E. Beaulieu, , Richard D. Schmalensee, Donald A. Stewart, C. James Prieur, William W. Stinson and James C. Baillie. Robert C. Pozen is the Chairman, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Scott is Vice Chairman, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Stephen E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, Robin A. Stelmach is a Senior Vice President and Chief Operating Officer; Michael W. Roberge is a Senior Vice President, Chief Fixed Income Officer and Director of Fixed Income Research, Robert J. Whelan is a Senior Vice President and Chief Financial Officer, Thomas B. Hastings is a Senior Vice President and Treasurer of MFS and Joseph Lynch is the Assistant Treasurer of MFS.

          MASSACHUSETTS INVESTORS TRUST
          MASSACHUSETTS INVESTORS GROWTH STOCK FUND
          MFS GROWTH OPPORTUNITIES FUND
          MFS GOVERNMENT SECURITIES FUND
          MFS GOVERNMENT LIMITED MATURITY FUND
          MFS SERIES TRUST I
          MFS SERIES TRUST II
          MFS SERIES TRUST III
          MFS SERIES TRUST IV
          MFS SERIES TRUST V
          MFS SERIES TRUST VI
          MFS SERIES TRUST VII
          MFS SERIES TRUST VIII
          MFS SERIES TRUST IX
          MFS SERIES TRUST X
          MFS SERIES TRUST XI
          MFS MUNICIPAL SERIES TRUST
          MFS VARIABLE INSURANCE TRUST
          MFS INSTITUTIONAL TRUST
          MFS MUNICIPAL INCOME TRUST
          MFS MULTIMARKET INCOME TRUST
          MFS GOVERNMENT MARKETS INCOME TRUST
          MFS INTERMEDIATE INCOME TRUST
          MFS CHARTER INCOME TRUST
          MFS SPECIAL VALUE TRUST

          J. Atwood Ives and Ward Smith are Co-Chairmen, Robert J. Manning is President, Stephen E. Cavan is the Secretary and Clerk, Richard M. Hisey, a Senior Vice President of MFS, is Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary and Assistant Clerk.

          MFS/SUN LIFE SERIES TRUST

          J. Kermit Birchfield is Chairman, Robert J. Manning is President, Stephen E. Cavan is the Secretary and Clerk, Richard M. Hisey is the Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty are the Assistant Treasurers, James R. Bordewick, Jr., is the Assistant Secretary and Assistant Clerk.

          MONEY MARKET VARIABLE ACCOUNT
          HIGH YIELD VARIABLE ACCOUNT
          CAPITAL APPRECIATION VARIABLE ACCOUNT
          GOVERNMENT SECURITIES VARIABLE ACCOUNT
          TOTAL RETURN VARIABLE ACCOUNT
          GLOBAL GOVERNMENTS VARIABLE ACCOUNT
          MANAGED SECTORS VARIABLE ACCOUNT

          J. Kermit Birchfield is Chairman, Robert J. Manning is President and a Director, Stephen E. Cavan is the Secretary, Richard M. Hisey is Treasurer, Jim Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

          MIL FUNDS
          MFS MERIDIAN FUNDS

          Jeffrey L. Shames is Chairman, Robert J. Manning is President and a Director, J. Kermit Birchfield is a Director, Stephen E. Cavan is the Secretary, Richard M. Hisey is Treasurer, James O. Yost, Ellen M. Moynihan, Stephanie A. DeSisto and Robert R. Flaherty are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

          VERTEX INVESTMENT MANAGEMENT, INC., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex Contrarian Fund and Vertex International Fund, each a terminated series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

          Robert J. Manning is Director and President, John D. Laupheimer is a Senior Vice President, Robert J. Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

          MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS American Funds, known as the MFS Funds, SICAV after January 1999 (which has 14 portfolios): Emerging Markets Debt Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Equity Fund, U.S. Dollar Reserve Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Research Fund, U.S. Strategic Growth Fund and Value Fund (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian Asian Dynasty Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian European Equity Fund, MFS Meridian Global Balanced Fund, MFS Meridian Global Equity Fund, MFS Meridian Global Growth Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Money Market Fund, MFS Meridian Research Bond Fund, MFS Meridian Research International Fund, MFS Meridian Strategic Growth Fund, MFS Meridian Strategic Income Fund, MFS Meridian Technology Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian U.S. Equity Fund, MFS Meridian U.S. Government Bond Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian U.S. Research Fund and MFS Meridian Value Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

          Robert J. Manning is a Director, Peter Laird is a Director and President, Stephen E. Cavan is a Director, Senior Vice President and Secretary, Peter Bubenzner is a Director, Judith Collis is a Director, Robert Whelan is the Treasurer, Robert T. Burns is the Assistant Secretary and Thomas B. Hastings is the Assistant Treasurer. Mark C. Rogers is Senior Vice President and Managing Director - Retail and Ira S. Krolick is Senior Vice President.

          MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

          Robert J. Manning, Peter D. Laird and Stephen E. Cavan are the Directors. Mr. Laird is the President, Mr. Cavan is the Secretary, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary. Robert R. Flaherty, Ellen M. Moynihan, Steven
J. Wildes and James O. Yost are Vice Presidents.

          MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

          Robert J. Manning, Stephen E. Cavan and Peter D. Laird are Advisory Board Members. Mr. Manning is also the President. Jose Noguerol is General Manager and Regional Vice President, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

          MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

          Graham E. Lenzner is the Chairman, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Stephen E. Cavan is the Secretary, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

          MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

          Robert J. Manning is the Chairman, James V. Fitzgerald is the President, Martin E. Beaulieu is a Director, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Michael J. Londergan is the Treasurer and Thomas B. Hastings is the Assistant Treasurer, James Jessee is Senior Vice President - Dealer Relations, Sharon A. Brovelli is Senior Vice President and Director of Administration/Operations, Paul F. Fichera is Senior Vice President and Director of Product Development, William H. Finnegan is Senior Vice President and Director of Market Development, Michael D. Fitzgerald is Senior Vice President - Bank Marketing Group, Joseph A. Kosciuszek is Senior Vice President - Support Services MFSI/International, Larry I. Milder is Senior Vice President - FIAD Sales, Thomas A. Jessee is Senior Vice President - Broker/Dealer Sales, Bill C. Taylor is Senior Vice President and Director of PPS, Susan G. Fowler is Senior Vice President - Fulfillment/PPS and Brendan K. Nolan is Senior Vice President.

          MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

          Robert J. Manning is the Chairman. Janet A. Clifford is a Director. Ms. Clifford is also the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary, Robert W. Green is Senior Vice President - Dealer Services, Gloria E. Schmid is Senior Vice President - Operations and Robert A. Steeves is Senior Vice President - Communications Teleservices, Peter W. Noll is Senior Vice President & Chief Information Officer, Anne M. Petruff and David G. Rainville are Senior Vice Presidents.

          MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

          Robert J. Manning is Chairman and Chief Investment Officer, Martin E. Beaulieu is a Director, Lisa M. Jones is Head of Institutional and Executive Vice President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary, Ray P. Dutcher is Senior Vice President - Global Client Services, Fletcher B. Coleman III is Senior Vice President and Managing Director of Insurance Services Group, Robert
W. Gandre is Senior Vice President and Director of Middle East, Asia & Latin America and Karen C. Jordan and Terence M. Welch are Senior Vice Presidents.

          MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

          Robert J. Manning is the Chairman, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Robert Whelan is the Treasurer, Eric G. Burns is Director of ERISA Compliance, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Katharine Burridge is Senior Vice President - Qualified Plans, Director of Qualified Plans, Matthew D. Gannon is Senior Vice President - Retail Marketing, Director of RSI Marketing, William F. Shaw is Senior Vice President - Marketing and George C. Sutherland is Senior Vice President - Sales.

          MFS INVESTMENT MANAGEMENT K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

          Robert J. Manning, Peter D. Laird and Lisa M. Jones are Directors, Ira
S. Krolick is a Director and Chief Operating Officer, Peter Laird is a Director and Takafumi Ishii is a Director and Representative Director. Robert J. Whelan and Thomas B. Hastings are Statutory Auditors.

          MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

          Stephen E. Cavan, Paul F. Fichera, Janet A. Clifford, Martin E. Beaulieu, Carol W. Geremia and Joseph A. Kosciuszek are Directors. Mr. Cavan is the President, Robert Whelan is the Treasurer, Thomas B. Hastings is Assistant Treasurer and Robert T. Burns is the Clerk. Mark Kaplan is Trust Officer.

          MFS ORIGINAL RESEARCH PARTNERS, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street,

Boston, Massachusetts 02116, is an adviser to domestic pooled private investment vehicles.

          Robert J. Manning is Director, Robert Whelan is the Treasurer, Stephen
E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

          MFS ORIGINAL RESEARCH ADVISORS, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to offshore pooled private investment vehicles.

          Robert J. Manning is Director, Robert Whelan is the Treasurer, Stephen
E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

          MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

          Robert J. Manning, Douglas C. Henck, Peter D. Laird and Donald A. Stewart are Directors, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

          SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

          Robert J. Manning is Chairman, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors, Robert Whelan is the Treasurer, Joseph Lynch is the Assistant Treasurer, Robert T. Burns is Secretary and Mitchell C. Freestone is the Assistant Secretary.

          MFS INVESTMENT MANAGEMENT (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 2 portfolios: MFS Funds-Global Equity Ex-Japan Fund and MFS Funds-Bond Fund.

          Robert J. Manning, Martin E. Beaulieu and Stephen E. Cavan are Directors, Robert J. Whelan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

          MFS/SUN LIFE FINANCIAL DISTRIBUTORS, INC., a Delaware broker dealer jointly owned by MFS and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., whose address is 125 High Street, Boston, Massachusetts 02110, is a distributor of variable annuity products.

          Martin E. Beaulieu and James A. McNulty, III are the Directors, Thomas Seitz is President, Julia H. Holloway is Vice President and Chief Administrative Officer, Norton A. Goss, II is Vice President and Chief Compliance Officer, Davey S. Scoon is Vice President and Treasurer, Imants Saksons is Vice President, Jane F. Jette is Financial/Operations Principal, Nancy Atherton is Tax Officer, George E. Madden is Secretary and William T. Evers is Assistant Secretary.

          In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

          Donald A. Stewart      Chief Executive Officer, Sun Life Assurance
                                   Company of Canada, Sun Life Centre, 150 King
                                   Street West, Toronto, Ontario, Canada (Mr.
                                   Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                   Life)

          C. James Prieur        President and a Director, Sun Life Assurance
                                   Company of Canada, Sun Life Centre, 150 King
                                   Street West, Toronto, Ontario, Canada (Mr.
                                   Prieur is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                   Life)

          William W. Stinson     Non-Executive Chairman, Sun Life Financial
                                   and Sun Life Assurance Company of Canada, Sun Life Centre, 150 King Street West, Toronto, Ontario, Canada; Chairman, Westshore Terminals Income Fund, Vancouver, British Columbia; Director, Grant Forest Products Inc., Ontario, Canada and Trustee, Fording Canadian Coal Trust, Calgary, Alberta

          James C. Baillie       Counsel, Torys, Ontario, Canada; Chair,
                                   Independent Electricity Market Operator,
                                   Ontario, Canada; Chair, Corel Corporation,
                                   Ontario, Canada; Director, Sun Life
                                   Financial, Ontario Canada; Director, FPI
                                   Ltd., Newfoundland, Canada

ITEM 27.  DISTRIBUTORS

          (a) Reference is hereby made to Item 26 above.

          (b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

          (c) Not applicable.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                   NAME                                ADDRESS
                   ----                                -------

          Massachusetts Financial                  500 Boylston Street
            Services Company (investment           Boston, MA 02116
            (adviser)

          MFS Fund Distributors, Inc.              500 Boylston Street
            (principal underwriter)                Boston, MA 02116

          State Street Bank and Trust              State Street South
            Company (custodian)                    5 - West
                                                   North Quincy, MA 02171

          MFS Service Center, Inc.                 2 Avenue de Lafayette
            (transfer agent)                       Boston, MA 02111

ITEM 29.  MANAGEMENT SERVICES

          Not applicable.

ITEM 30.  UNDERTAKINGS

          Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 23rd day of February, 2004.

                                        MFS GOVERNMENT LIMITED MATURITY FUND

                                        By:    ROBERT J. MANNING*
                                               ---------------------------
                                        Name:  Robert J. Manning
                                        Title: President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on February 23, 2004.

         SIGNATURE                                     TITLE
         ---------                                     -----

ROBERT J. MANNING*                President (Principal Executive Officer) and
-------------------------------      Trustee
Robert J. Manning

RICHARD M. HISEY*                 Principal Financial Officer and Accounting
-------------------------------      Officer
Richard . Hisey

LAWRENCE H. COHN*                 Trustee
-------------------------------
Lawrence H. Cohn

DAVID H. GUNNING*                 Trustee
-------------------------------
David H. Gunning

WILLIAM R. GUTOW*                 Trustee
-------------------------------
William R. Gutow

J. ATWOOD IVES*                   Trustee
-------------------------------
J. Atwood Ives

AMY B. LANE*                      Trustee
-------------------------------
Amy B. Lane

LAWRENCE T. PERERA, ESQ*          Trustee
-------------------------------
Lawrence T. Perera, Esq.

WILLIAM J. POORVU*                Trustee
-------------------------------
William J. Poorvu

ROBERT POZEN*                     Trustee
-------------------------------
Robert Pozen

J. DALE SHERRATT*                 Trustee
-------------------------------
J. Dale Sherratt

ELAINE R. SMITH*                  Trustee
-------------------------------
Elaine R. Smith

WARD SMITH*                       Trustee
-------------------------------
Ward Smith

                                          *By:   JAMES R. BORDEWICK, JR.
                                                 -----------------------------
                                          Name:  James R. Bordewick, Jr.
                                                   as Attorney-in-fact

                                    Executed by James R. Bordewick, Jr. on
                                    behalf of those indicated pursuant to a
                                    Power of Attorney, dated January 1, 2002, incorporated by reference to the Registrant's Post-Effective Amendment No. 19 filed with the Securities and Exchange Commission via EDGAR on February 28, 2002, a Power of Attorney dated August 1, 2002, incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464)
                                    Post-Effective Amendment No. 44 filed with the Securities and Exchange Commission via EDGAR on August 1, 2002, a Power of Attorney, dated January 27, 2004, incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992)
                                    Post-Effective Amendment No. 21 filed with the SEC via EDGAR on January 28, 2004, a Power of Attorney dated February 12, 2004, incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 23 filed with the SEC via EDGAR on February 27, 2004, a Power of Attorney, dated February 24, 2004, (Manning), incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) filed with the SEC via EDGAR on February 27, 2004, and a Power of Attorney dated February 24, 2004, (Pozen), incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) filed with the SEC via EDGAR on February 27, 2004.

                                INDEX TO EXHIBITS

EXHIBIT NO.                 DESCRIPTION OF EXHIBIT                 PAGE NO.
-----------   ------------------------------------------------     --------

    1         Amended and Restated Declaration of Trust, dated
                August 12, 2003.

    9   (b)   Legal Opinion Consent dated February 23, 2004.

   10         Consent of Ernst & Young LLP.